UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2013

TESORO LOGISTICS LP

(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 18, 2013, Tesoro Logistics LP (the “Partnership”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Tesoro Corporation (“Tesoro”), Carson Cogeneration Company (“Carson Cogen”), Tesoro Refining & Marketing Company LLC (“TRMC”), Tesoro Logistics GP, LLC (the “General Partner”) and Tesoro Logistics Operations LLC (the “Operating Company”), pursuant to which the Operating Company agreed to acquire from TRMC, through the General Partner and the Partnership, logistics assets that are a part of TRMC’s refining and marketing business located in Southern California, as well as certain other related assets and properties (the “Assets”), previously acquired by TRMC, Carson Cogen and Tesoro SoCal Pipeline Company LLC (“TSPC”) pursuant to the Purchase and Sale Agreement dated August 8, 2012, as amended (the “BP Purchase and Sale Agreement”) by and among TRMC, BP West Coast Products LLC and the other sellers named therein.

On December 6, 2013, in connection with the consummation of the transactions contemplated by the Contribution Agreement, Carson Cogen, TSPC, TRMC, the General Partner, the Partnership and the Operating Company, as applicable, entered into the following agreements. For the agreements to which both the General Partner and the Partnership are parties, other than the Tranche 1 Contribution Agreement Amendment, the Carson Assets Indemnity Agreement, Amendment No. 2 and the Amended Omnibus Schedules (each as defined and discussed below), the General Partner and the Partnership are parties to such agreements solely to facilitate the contribution of commercial rights to the Operating Company.

Amendment No. 1 to the Contribution, Conveyance and Assumption Agreement

Amendment No. 1 to the Contribution, Conveyance and Assumption Agreement dated May 17, 2013 (the “Tranche 1 Contribution Agreement Amendment”) among the Operating Company, the Partnership, General Partner, Tesoro and TRMC, amends the Contribution, Conveyance and Assumption Agreement dated May 17, 2013, by and among the Operating Company, the Partnership, the General Partner, TRMC and Tesoro (the “Tranche 1 Contribution Agreement”), to remove certain sections related to environmental indemnities with respect to the assets contributed pursuant to the Tranche 1 Contribution Agreement, which provisions are now covered by the Carson Assets Indemnity Agreement, discussed below.

The foregoing description is not complete and is qualified in its entirety by reference to the Tranche 1 Contribution Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Carson Assets Indemnity Agreement

Pursuant to the Carson Assets Indemnity Agreement among the Operating Company, the Partnership, the General Partner, TRMC and Tesoro (the “Carson Assets Indemnity Agreement”), TRMC retains the responsibility for the remediation of known environmental liabilities arising out of the use or operation of (i) the Assets, (ii) Berth 121, Terminal 2 and Terminal 3 (each as defined below) and (iii) the assets acquired by the Operating Company pursuant to the Tranche 1 Contribution Agreement (collectively with the Assets, Berth 121, Terminal 2 and Terminal 3, the “Indemnity Assets”), prior to June 1, 2013, and agrees to indemnify the Operating Company for any losses incurred by the Operating Company arising out of that remediation obligation. Further, TRMC agrees to indemnify the Operating Company for remediation arising out of unknown environmental liabilities, to the extent such liabilities related to the use or operation of the Indemnity Assets prior to June 1, 2013. Any hazardous substances that are first discovered outside of the physical boundaries of the Indemnity Assets after June 1, 2018, and that do not relate to the ownership or operation of Terminal 2, will be presumed to have occurred after June 1, 2013. However, with respect to hazardous substances outside of the physical boundaries of the Indemnity Assets first discovered within ten years after the execution date of the agreement that relate to the ownership or operation of Terminal 2, there is a rebuttable presumption that the hazardous substances were released prior to the execution date of the agreement. In addition to the environmental remediation obligation, TRMC also agrees to indemnify the Operating Company for certain third party environmental claims filed within two years after June 1, 2013. To ensure TRMC’s ability to comply with such indemnification obligations, TRMC agrees to maintain an amount of assets minus liabilities of $250 million and certify that balance to the Operating Company as of each April 30. If TRMC is unable to certify that balance, TRMC is required to provide other methods of surety.

As the Indemnity Assets were acquired by TRMC pursuant to the BP Purchase and Sale Agreement, the Operating Company agrees, with respect to its obligations to TRMC under the Carson Assets Indemnity Agreement, to be bound by TRMC’s covenants in the BP Purchase and Sale Agreement to the extent those covenants relate specifically to the Indemnity Assets (such as access for the Sellers under the BP Purchase and Sale Agreement for actions related to their retained liabilities and cooperation in the context of any potential litigation) and will have the benefits of the Sellers’ representations and warranties, covenants and indemnities that relate specifically to the Indemnity Assets.

In addition to the indemnity related to the remediation obligation discussed above, the Carson Assets Indemnity Agreement provides for procedures by which TRMC and the Operating Company (through or together with TRMC) may make indemnification claims under the BP Purchase and Sale Agreement against the Sellers with respect to breaches of warranties and certain liabilities retained by the Sellers, and how the two parties will share amounts recovered for those indemnification claims.

The Carson Assets Indemnity Agreement also provides for TRMC to reimburse or indemnify the Operating Company for:

•	certain repair or maintenance expenses for storage tanks and pipelines acquired as part of the Indemnity Assets;

•	for failure of TRMC to transfer good and valid title to the Assets;

•	for losses arising out of events and circumstances related to TRMC’s ownership or operation of the Assets between June 1, 2013, and December 6, 2013, to the extent such losses are not otherwise covered by the environmental indemnification provisions of the Carson Assets Indemnity Agreement; and

•	for losses related to assets not transferred to the Operating Company, also to the extent such losses are not otherwise covered by the environmental indemnification provisions of the Carson Assets Indemnity Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Carson Assets Indemnity Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Berth 121 Sublease Rights Agreement

Carson Cogen has leasehold interests in a marine terminal at the Port of Long Beach, California (the “Port”), consisting of Berth 121 and various fixtures and improvements located in, on and around Berth 121, including piping, loading arms and sheds (such fixtures and improvements together with the berth itself, “Berth 121”), pursuant to a lease with the City of Long Beach, California (the “Berth 121 Lease”). Berth 121 receives crude oil and other feedstocks from marine vessels for delivery to TRMC’s Carson refinery, and receives refined and intermediate products from TRMC’s Carson refinery for delivery to marine vessels.

Pursuant to the Berth 121 Sublease Rights Agreement between Carson Cogen and TRMC, upon receiving the consent of the City of Long Beach, Carson Cogen will sublease its interest in the Berth 121 Lease to TRMC, or its designee. Upon the effectiveness of the sublease of the Berth 121 Lease, TRMC will enter into a right of entry agreement with its designee, which is expected to be the Operating Company, to give TRMC access to Berth 121 to conduct environmental remediation activities pursuant to the Carson Assets Indemnity Agreement.

The Berth 121 Sublease Rights Agreement also provides that if the Berth 121 Lease expires without the Operating Company, as TRMC’s designee, having obtained a sublease of the lease, and a new lease is not entered into between the City of Long Beach and Carson Cogen, then Carson Cogen shall convey all improvements related to Berth 121 that are owned by TRMC to the Operating Company. However, if the Berth 121 Lease expires without the Operating Company, as TRMC’s designee, having obtained a sublease thereof, but a new lease is entered into between the City of Long Beach and Carson Cogen, Carson Cogen and the Operating Company agree to negotiate in good faith for a new operating agreement on similar terms as the Berth 121 Operating Agreement (discussed below).

The foregoing description is not complete and is qualified in its entirety by reference to the Berth 121 Sublease Rights Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Berth 121 Operating Agreement

The Berth 121 Operating Agreement between the Operating Company and Carson Cogen governs the Operating Company’s operation of Berth 121 on behalf of Carson Cogen until the effectiveness of the sublease of the Berth 121 Lease to TRMC, or its designee, which is expected to be the Operating Company. The General Partner, on behalf of the Operating Company, will provide necessary personnel, equipment and other services for the operation, management and maintenance of Berth 121. The Operating Company is compensated for these services from the fees it receives pursuant to the Long Beach Berth Throughput Agreement (discussed below). The Berth 121 Operating Agreement terminates if the Berth 121 Lease is terminated, cancelled or expires for any reason. The agreement also terminates if the Operating Company rescinds the contribution of Berth 121 pursuant to the Contribution Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Berth 121 Operating Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Terminal 2 Sublease Rights Agreement

TRMC owns portions of a marine terminal at the Port, consisting of Berth 76 and fifty percent of Berth 77, certain tank farms related thereto and various fixtures and improvements located in, on and around such berths, including piping, loading arms and sheds (such fixtures and improvements collectively with the tank farms and the berths themselves, the “Owned Portion of Terminal 2”). TRMC has leasehold interests in the remaining portion of the same marine terminal, consisting of Berth 78 and the remaining fifty-percent of Berth 77, certain tank farms related thereto and various fixtures and improvements located in, on and around such berths, including piping, loading arms and sheds (such fixtures, improvements, tank farms and berths, together with the Owned Portion of Terminal 2, “Terminal 2”), pursuant to a lease with the City of Long Beach, California (the “Terminal 2 Lease”). Terminal 2 receives crude oil and other feedstocks from marine vessels for delivery to TRMC’s Carson refinery, and receives refined and intermediate products from TRMC’s Carson refinery for delivery to marine vessels.

Pursuant to the Terminal 2 Sublease Rights Agreement among TRMC, the General Partner, the Partnership and the Operating Company, upon receiving the consent of the City of Long Beach to do so, TRMC agrees to sublease its interest in the Terminal 2 Lease to the Operating Company.

The foregoing description is not complete and is qualified in its entirety by reference to the Terminal 2 Sublease Rights Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Terminals 2 and 3 Ground Lease Rights Agreement

TRMC also owns a group of storage terminals with a combined shell capacity of approximately 336,000 barrels, located across the channel from Terminal 2 at the Port (“Terminal 3”). Pursuant to the Terminals 2 and 3 Ground Lease Rights Agreement among TRMC, the General Partner, the Partnership and the Operating Company, upon the effectiveness of the sublease of the Terminal 2 Lease to the Operating Company, TRMC agrees to enter into a ground lease with the Operating Company with respect to the Owned Portion of Terminal 2 and Terminal 3. TRMC and the Operating Company further agree that upon the effectiveness of the ground lease, the parties will enter into a right of entry agreement to give TRMC access to Terminal 2 and Terminal 3 to conduct environmental remediation activities pursuant to the Carson Assets Indemnity Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Ground Lease Rights Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Terminals 2 and 3 Operating Agreement

The Terminals 2 and 3 Operating Agreement among TRMC, the General Partner, the Partnership and the Operating Company governs the Operating Company’s operation of Terminal 2 and Terminal 3 on behalf of TRMC until the effectiveness of the sublease of the Terminal 2 Lease. The General Partner, on behalf of the Operating Company, will provide necessary personnel, equipment and other services for the operation, management and maintenance of such assets. The Operating Company is compensated for these services from the fees it receives pursuant to the Long Beach Berth Throughput Agreement (discussed below). The Terminals 2 and 3 Operating Agreement terminates if the Terminal 2 Lease is terminated, cancelled or expires for any reason. The agreement also terminates if the Operating Company rescinds the contribution of Terminal 2 and Terminal 3 pursuant to the Contribution Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Terminals 2 and 3 Operating Agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Long Beach Berth Access Use and Throughput Agreement

The Amended and Restated Berth Access Use and Throughput Agreement among TRMC, the General Partner, the Partnership and the Operating Company (the “BAUTA”), amends and restates the Berth Access Use and Throughput Agreement dated September 14, 2012, by and among the same parties. Under the BAUTA, the Operating Company provides TRMC’s marine vessels and personnel access to and use of Berths 121, 76, 77, 78, 84A and 86, all located at the Port (Berths 84A and 86 were acquired by the Operating Company from TRMC pursuant to a Contribution, Conveyance and Assumption Agreement dated September 14, 2012, by and among Tesoro, TRMC, the General Partner, the Partnership and the Operating Company, and collectively with the other berths will be referred to as the “Berths”), subject to their availability, for TRMC’s receipt and shipment of products to and from marine vessels. The Operating Company is compensated for these services from the fees it receives pursuant to the Long Beach Berth Throughput Agreement (discussed below). The BAUTA becomes effective with respect to Berths 84A and 86 upon the effective date of the sublease by the Operating Company of TRMC’s interest in those assets pursuant to a lease with the City of Long Beach. The BAUTA becomes effective with respect to Berth 121 upon the effective date of the sublease by the Operating Company of the Berth 121 Lease, as TRMC’s designee. The BAUTA becomes effective with respect to Berths 76, 77 and 78 upon the effective date of the sublease by the Operating Company of the Terminal 2 Lease. The BAUTA may be terminated in part with respect to any of the Berths. Upon such a termination, the parties agree to meet to decide on appropriate amendments or adjustments to the BAUTA to reflect such termination.

The initial term of the BAUTA is ten years from the date the first sublease with respect to any of Berths is effective and TRMC, at its sole option, may extend the term for two renewal terms of five years each, or, it may modify the term of the BAUTA to a twenty year term by providing notice to the Operating Company no later than the fifth anniversary of such effective date.

The foregoing description is not complete and is qualified in its entirety by reference to the BAUTA , which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Long Beach Berth Throughput Agreement

Under the Long Beach Berth Throughput Agreement among TRMC, the General Partner, the Partnership and the Operating Company (the “LBBTA”), during the term of any of the Berth 121 Operating Agreement, the Terminals 2 and 3 Operating Agreement and the BAUTA, TRMC is obligated to transport an aggregate volume of at least 8,958,500 barrels of crude oil and refined products per month across the Berths at throughput fees per barrel to be set forth on terminal service orders. TRMC is also obligated to pay the Operating Company a minimum monthly fee for the throughput, determined by multiplying the minimum commitment described above by a weighted average throughput fee across the Berths to be set forth on a terminal service order. All fees under the LBBTA that are set forth on terminal service orders are indexed for inflation. If TRMC does not transport aggregate volumes equal to the minimum throughput commitment described above during any calendar month, TRMC shall pay the Operating Company a shortfall payment equal to the difference between the minimum fee as determined above and the actual volume received during the month multiplied by the per barrel throughput fee applicable to any berth. The amount of any shortfall payment paid by TRMC will be credited against any amounts owed by TRMC for the transportation of volumes in excess of its minimum throughput commitments during any of the succeeding three months.

The foregoing description is not complete and is qualified in its entirety by reference to the LBBTA, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Master Terminalling and Services Agreement—Southern California

The Amended and Restated Master Terminalling Services Agreement—Southern California, among TRMC, the General Partner, the Partnership and the Operating Company (“MTSA”) amends and restates the Master Terminalling Services Agreement—Southern California dated June 1, 2013, by and among the same parties. The initial term of the MTSA is for ten years, which is, in effect, a one year extension of the term of the original agreement. TRMC has the option to extend the term for up to two renewal terms of five years each. Pursuant to the MTSA, the Operating Company provides TRMC with terminalling and ancillary services in return for TRMC’s commitment to throughput or store, as the case may be, petroleum products, ethanol and biofuels, crude oil, transmix, intermediate products and fuel oil at the Operating Company’s Colton, Hynes, Hathaway, San Diego, and Vinvale terminals, all of which were acquired by the Operating Company pursuant to the Tranche 1 Contribution Agreement. The MTSA adds to this list of terminals the Carson Products Terminal, which was acquired by the Operating Company pursuant to the Contribution Agreement. The MTSA also adds the provision of storage services at the Operating Company’s Vinvale terminal, which services were not included in the original agreement. The monthly fees and cost reimbursements payable to the Operating Company for such services are set forth on terminal service orders for each terminal executed by both the Operating Company and TRMC. If TRMC throughputs aggregate volumes less than its minimum throughput commitment for any month, TRMC shall pay the Operating Company a shortfall payment calculated by a weighted average of all terminalling service fees paid by TRMC during that month multiplied by the amount of the volume shortfall. Under the MTSA, TRMC pays a monthly storage fee throughout the term of the MTSA to reserve, on a firm basis, all of the existing aggregate shell capacity of certain tanks as specified on a terminal service order. All fees under the MTSA set forth on terminal service orders are indexed for inflation.

During the term of the MTSA, TRMC has a right of first refusal on any additional throughput or new storage that the Operating Company offers to third parties. Any time after the termination of the MTSA, and provided that the termination was not due to TRMC’s default, TRMC can require the Operating Company to enter into a new terminalling services agreement with TRMC, provided the term of such new agreement shall not extend beyond May 31, 2033. For up to two years after the termination of the MTSA, and provided that the termination was not due to TRMC’s default, TRMC may exercise a right of first refusal on any terminalling services agreement the Operating Company offers to a third party.

The foregoing description is not complete and is qualified in its entirety by reference to the MTSA, which is filed as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Long Beach Storage Services Agreement

The Long Beach Storage Services Agreement among TRMC, the General Partner, the Partnership and the Operating Company (the “LBSSA”) governs the provision of storage services by the Operating Company to TRMC with respect to all tank farms connected to Terminal 2 and Terminal 3 (with a combined shell capacity of approximately 1,995,197 barrels). The initial term of the LBSSA is ten years. TRMC has the option to extend the term for up to two renewal terms of five years each. Under the LBSSA, the Operating Company provides storage and handling services for crude oil, refinery feedstocks and refined products owned by TRMC and stored in one or more of the Operating Company’s tanks. TRMC pays the fees specified in an applicable terminal service order executed by the Operating Company and TRMC related to the dedication of such tanks and any ancillary services. All fees under the LBSSA set forth on terminal service orders are indexed for inflation. For up to two years after the termination of the LBSSA, and provided the termination was not due to TRMC’s default, TRMC may exercise a right of first refusal on any new storage agreement the Operating Company offers to a third party.

The foregoing description is not complete and is qualified in its entirety by reference to the LBSSA, which is filed as Exhibit 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

Transportation Services Agreement (SoCal Pipelines)

Under the Transportation Services Agreement (SoCal Pipelines) between TSPC and TRMC (the “SoCal TSA”), TSPC provides transportation services with respect to crude oil, refined products and other commodities on 212 miles of TSPC’s Southern California pipeline system. The initial term of the SoCal TSA is ten years. TRMC has the option to extend the term for up to two renewal terms of five years each. Under the SoCal TSA, TRMC is obligated to throughput an aggregate volume of 6,665,200 barrels of crude oil per month. TRMC is further obligated to throughput 7,254,483 barrels of refined products per month for each month of 2013 and 2014, 8,547,191 barrels of refined products per month for each month of 2015 and 2016 and 8,935,004 barrels of refined products per month for each month of 2017 through the end of the term of the agreement. The per barrel throughput fees for the throughput are set forth on pipeline service orders. TRMC is also obligated to pay an excess throughput fee for transportation of crude oil or refined products, as applicable, in excess of certain volumes as set forth on pipeline service orders. All fees under the SoCal TSA set forth on pipeline service orders are indexed for inflation.

If TRMC does not ship on the pipelines aggregate volumes equal to its minimum throughput commitment, either with respect to crude oil or refined products, during any calendar month, TRMC will owe TSPC a shortfall payment based on the throughput fees as set forth and calculated on pipeline service orders. The amount of any shortfall payment paid by TRMC will be credited against any excess throughput fees owed by TRMC, during any of the succeeding three months.

The foregoing description is not complete and is qualified in its entirety by reference to the SoCal TSA, which is filed as Exhibit 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Long Beach Pipeline Throughput Agreement (84/86 Pipelines)

Under the Long Beach Pipeline Throughput Agreement (84/86 Pipelines) between the Operating Company and TRMC (the “LBPTA”), the Operating Company will provide transportation services with respect to crude oil and refined products on pipelines between Berths 84A and 86 at the Port and TRMC’s Los Angeles Refinery upon the effective date of the BAUTA with respect to Berths 84A and 86. The LBPTA does not create new rights between the parties, but is a restatement of the commercial terms between the parties with respect to these pipelines that currently exist in the Berth Access Use and Throughput Agreement dated September 14, 2012, among TRMC, the General Partner the Partnership and the Operating Company. These prior provisions are now contained in the LBPTA, rather than in the amended and restated BAUTA described above.

The initial term of the LBPTA is ten years from the date the BAUTA becomes effective with respect to Berths 84A and 86 (the “Commencement Date”) and TRMC, at its sole option, may extend the term for two renewal terms of five years each, or, it may modify the term of the LBPTA to a twenty year term by providing notice to the Operating Company no later than the fifth anniversary of the Commencement Date.

Under the LBPTA, TRMC is obligated to throughput (i) an aggregate volume of 912,500 barrels of crude oil and refined products between Berths 84A and 86 and TRMC’s Los Angeles Refinery from the Commencement Date through December 31, 2014 and (ii) an aggregate volume of 1,520,833 barrels of crude oil and refined products per month between the same berths and refinery from January 1, 2015 through the termination of the LBPTA. The per barrel fees for such throughput are to be set forth on pipeline service orders, and TRMC will be obligated to pay a minimum pipeline use fee to the Operating Company on a monthly basis, also as set forth on a pipeline service order. All fees under the LBPTA that are to be set forth on pipeline service orders are indexed for inflation.

If TRMC does not transport aggregate volumes equal to the minimum throughput commitment described above during any calendar month, TRMC shall pay the Operating Company a shortfall payment equal to the difference between the minimum throughput commitment described above and the actual volume throughput during the month multiplied by the applicable pipeline use fee. The amount of any shortfall payment paid by TRMC will be credited against any amounts owed by TRMC for the transportation of volumes in excess of its minimum throughput commitment during any of the succeeding three months.

The foregoing description is not complete and is qualified in its entirety by reference to the LBPTA , which is filed as Exhibit 10.13 to this Current Report on Form 8-K and incorporated herein by reference.

Carson Coke Handling Services Agreement

The Carson Coke Handling Services Agreement among the Operating Company, the Partnership, the General Partner and TRMC (the “Coke Handling Agreement”) provides for the provision of labor and equipment by the Operating Company required for the operation of and the handling and loading of coke in the Carson Coke Handling Facility acquired by the Operating Company pursuant to the Contribution Agreement and leased to TRMC pursuant to the Coke Handling Facility Lease discussed below. The initial term of the Coke Handling Agreement is ten years. TRMC has the option to extend the term for up to two renewal terms of five years each.

Under the Coke Handling Agreement, the Operating Company agrees to handle for TRMC at least 67,290 metric tons of coke per month. The monthly fees and cost reimbursements payable to the Operating Company for such services are set forth on coke handling service orders executed by both the Operating Company and TRMC. All fees under the Coke Handling Agreement set forth on coke handling service orders are indexed for inflation. If the Operating Company does not handle the minimum coke handling commitment above in any given month, TRMC agrees to pay the Operating Company a shortfall payment equal to the shortfall multiplied by the applicable coke handling fee. The amount of any shortfall payment paid by TRMC will be credited against any amounts owed by TRMC for coke handling in excess of the Operating Company’s minimum coke handling commitments during any of the succeeding three months.

The foregoing description is not complete and is qualified in its entirety by reference to the Coke Handling Agreement, which is filed as Exhibit 10.14 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment No. 2 to the Second Amended and Restated Omnibus Agreement

The Partnership, the General Partner, Tesoro, TRMC, Tesoro Alaska Company (“Tesoro Alaska”) and Tesoro Companies, Inc. (“TCI”) entered into Amendment No. 2 to the Second Amended and Restated Omnibus Agreement (“Amendment No. 2”) which amends the calculation of the annual inflation adjustment for certain fees under the Second Amended and Restated Omnibus Agreement dated November 15, 2012, as amended (the “Second Amended and Restated Omnibus Agreement”).

The foregoing description is not complete and is qualified in its entirety by reference to Amendment No. 2, which is filed as Exhibit 10.15 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Schedules to the Second Amended and Restated Omnibus Agreement

The Partnership, the General Partner, Tesoro, TRMC, Tesoro Alaska and TCI entered into an Amended and Restated Schedules to the Second Amended and Restated Omnibus Agreement (“Amended Omnibus Schedules”) to amend and restate the schedules to the Second Amended and Restated Omnibus Agreement to include the Assets and to increase the administrative fee payable by the Partnership to Tesoro under the Second Amended and Restated Omnibus Agreement from $4.0 million to $5.5 million.

The foregoing description is not complete and is qualified in its entirety by reference to the Amended Omnibus Schedules, which are filed as Exhibit 10.16 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment and Restatement of Schedules to the Amended and Restated Operational Services Agreement

Two of the Partnership’s subsidiaries, the Operating Company and Tesoro High Plains Pipeline Company LLC (“THPPC”), entered into the Amendment and Restatement of Schedules to the Amended and Restated Operational Services Agreement (“Amended Operational Services Schedules”), with the General Partner, Tesoro Alaska, TRMC, and TCI, which amends and restates the schedules to the Amended and Restated Operational Services Agreement dated April 1, 2012, as amended, to include the Assets.

The foregoing description is not complete and is qualified in its entirety by reference to the Amended Operational Services Schedules, which are filed as Exhibit 10.17 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Representation and Services Agreement for Oil Spill Contingency Planning, Response and Remediation

Four of the Partnership’s subsidiaries—the Operating Company, Tesoro Logistics Pipelines LLC, Tesoro Logistics Northwest Pipeline LLC and THPPC—entered into an Amended and Restated Representation and Services Agreement for Oil Spill Contingency Planning, Response and Remediation with TRMC, TCI, Tesoro Maritime Company, Carson Cogen, Tesoro Alaska, Kenai Pipeline Company and Tesoro Alaska Pipeline Company, which amends and restates the Representation and Services Agreement for Oil Spill Contingency Planning, Response and Remediation dated as of February 21, 2013, by and among the same parties (other than Carson Cogen), to add Carson Cogen as a party and to clarify certain of the parties’ obligations under the agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the Oil Spill Contingency Agreement, which is filed as Exhibit 10.18 to this Current Report on Form 8-K and incorporated herein by reference.

Coke Handling Facility Lease

The Operating Company entered into a Lease Agreement with TRMC with respect to the Carson Coke Handling Facility (the “Coke Handling Facility Lease”). Pursuant to the Coke Handling Facility Lease, TRMC leases the Coke Handling Facility from the Operating Company for a term of ten years, which TRMC may renew at its option for six renewal terms of ten years each. During the term of the Coke Handling Facility Lease, TRMC pays the Operating Company $0.4 million per month as rent. The rent for each renewal term will be increased to the fair market rent determined by the Operating Company and agreed upon by TRMC for the use of and access to the Carson Coke Handling Facility.

The foregoing description is not complete and is qualified in its entirety by reference to the Coke Handling Facility Lease, which is filed as Exhibit 10.19 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the Partnership, the General Partner, TRMC, Tesoro Alaska, TCI, the Operating Company and THPPC is a direct or indirect subsidiary of Tesoro. As a result, certain individuals, including officers and directors of Tesoro and the General Partner, serve as officers and/or directors of more than one of such other entities. After the acquisition, the General Partner, as the general partner of the Partnership, holds 1,110,282 general partner units of the Partnership, which represents a 2% general partner interest, and 3,550,934 common units of the Partnership. Tesoro, together with TRMC, Tesoro Alaska and the General Partner, holds 3,855,824 common units and 15,254,890 subordinated units of the Partnership, in addition to the 2% general partner interest in the Partnership discussed above.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Contribution, Conveyance and Assumption Agreement

The parties to the Contribution Agreement consummated the transactions contemplated thereby on December 6, 2013. Pursuant to the Contribution Agreement:

•	the General Partner acquired the Assets from TRMC in exchange for additional membership interests in the General Partner;

•	the Partnership acquired the Assets from the General Partner in exchange for $650.0 million, comprised of $585.0 million in cash partly financed with borrowings under the Partnership’s revolving credit facility and the issuance of equity with a combined fair value of $65.0 million; the equity is comprised of 151,695 general partner units to restore the General Partner’s 2% general partner interest in the Partnership and 1,126,348 common units; and

•	the Operating Company acquired the Assets from the Partnership as a contribution to capital.

The foregoing description is not complete and is qualified in its entirety by reference to the Contribution Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuance of common units by the Partnership on December 6, 2013 in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated in this Item 3.02 by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment No. 5 to the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC

Effective December 6, 2013, Tesoro and TRMC entered into Amendment No. 5 to the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC (“Amendment No. 5”). Amendment No. 5 adjusts the membership interests of the owners of the General Partner to reflect the transactions contemplated by the Contribution Agreement by amending the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC dated April 25, 2011, as amended.

The foregoing description is not complete and is qualified in its entirety by reference to Amendment No. 5, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 6, 2013, the Partnership issued a press release announcing the acquisition of the Assets. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Partnership under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Contribution, Conveyance and Assumption Agreement, dated as of November 18, 2013, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Corporation, Tesoro Refining & Marketing Company LLC and Carson Cogeneration Company (incorporated by reference herein to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on November 18, 2013, File No. 1-35143).

3.1	Amendment No. 5 to the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of December 6, 2013, between Tesoro Corporation and Tesoro Refining & Marketing Company LLC.

10.1	Amendment No. 1 to the Tranche 1 Contribution Agreement, dated as of December 6, 2013, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Logistics LP, Tesoro Logistics GP, LLC and Tesoro Logistics Operations LLC.

10.2	Carson Assets Indemnity Agreement, dated as of December 6, 2013, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.3	Berth 121 Sublease Rights Agreement, dated as of December 6, 2013, among Carson Cogeneration Company, Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.4	Berth 121 Operating Agreement, dated as of December 6, 2013, between Carson Cogeneration Company and Tesoro Logistics Operations LLC.

10.5	Terminal 2 Sublease Rights Agreement, dated as of December 6, 2013, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.6	Terminals 2 and 3 Ground Lease Rights Agreement, dated as of December 6, 2013, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.7	Terminals 2 and 3 Operating Agreement, dated as of December 6, 2013, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.8	Amended and Restated Long Beach Berth Access Use and Throughput Agreement, dated as of December 6, 2013, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.9	Long Beach Berth Throughput Agreement, dated as of December 6, 2013, among Carson Cogeneration Company, Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.10	Amended and Restated Master Terminalling Services Agreement – Southern California, dated as December 6, 2013, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.11	Long Beach Storage Services Agreement, dated as of December 6, 2013, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.12	Transportation Services Agreement (SoCal Pipelines), dated as of December 6, 2013, between Tesoro Refining & Marketing Company LLC and Tesoro SoCal Pipeline Company LLC.

10.13	Long Beach Pipeline Throughput Agreement (84/86 Pipelines), dated as of December 6, 2013, between the Operating Company and Tesoro Refining & Marketing Company LLC.

10.14	Carson Coke Handling Services Agreement, dated as of December 6, 2013, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.15	Amendment No. 2 to the Second Amended and Restated Omnibus Agreement, dated as of December 6, 2013, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP, and Tesoro Logistics GP, LLC.

10.16	Amended and Restated Schedules to the Second Amended and Restated Omnibus Agreement, dated as of December 6, 2013, among Tesoro Corporation, Tesoro Refining and Marketing Company, Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP, and Tesoro Logistics GP, LLC.

10.17	Amendment and Restatement of Schedules to the Amended and Restated Operational Services Agreement, dated as of December 6, 2013, among Tesoro Companies, Inc., Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC and Tesoro High Plains Pipeline Company LLC.

10.18	Amended and Restated Representation and Services Agreement for Oil Spill Contingency Planning, Response and Remediation, dated as of December 6, 2013, by and among Tesoro Companies, Inc., Tesoro Maritime Company, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company, Kenai Pipeline Company, Tesoro Alaska Pipeline Company, Carson Cogeneration Company, Tesoro Logistics Operations LLC, Tesoro High Plains Pipeline Company LLC, Tesoro Logistics Pipelines LLC, and Tesoro Logistics Northwest Pipeline LLC.

10.19	Lease Agreement, dated as of December 6, 2013, between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

99.1	Press release of the Partnership issued on December 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2013

TESORO LOGISTICS LP

By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ G. Scott Spendlove
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit

2.1	Contribution, Conveyance and Assumption Agreement, dated as of November 18, 2013, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Corporation, Tesoro Refining & Marketing Company LLC and Carson Cogeneration Company (incorporated by reference herein to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on November 18, 2013, File No. 1-35143).

3.1	Amendment No. 5 to the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of December 6, 2013, between Tesoro Corporation and Tesoro Refining & Marketing Company LLC.

10.1	Amendment No. 1 to the Tranche 1 Contribution Agreement, dated as of December 6, 2013, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Logistics LP, Tesoro Logistics GP, LLC and Tesoro Logistics Operations LLC.

10.2	Carson Assets Indemnity Agreement, dated as of December 6, 2013, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.3	Berth 121 Sublease Rights Agreement, dated as of December 6, 2013, among Carson Cogeneration Company, Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.4	Berth 121 Operating Agreement, dated as of December 6, 2013, between Carson Cogeneration Company and Tesoro Logistics Operations LLC.

10.5	Terminal 2 Sublease Rights Agreement, dated as of December 6, 2013, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.6	Terminals 2 and 3 Ground Lease Rights Agreement, dated as of December 6, 2013, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.7	Terminals 2 and 3 Operating Agreement, dated as of December 6, 2013, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.8	Amended and Restated Long Beach Berth Access Use and Throughput Agreement, dated as of December 6, 2013, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.9	Long Beach Berth Throughput Agreement, dated as of December 6, 2013, among Carson Cogeneration Company, Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.10	Amended and Restated Master Terminalling Services Agreement – Southern California, dated as December 6, 2013, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.11	Long Beach Storage Services Agreement, dated as of December 6, 2013, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

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10.12	Transportation Services Agreement (SoCal Pipelines), dated as of December 6, 2013, between Tesoro Refining & Marketing Company LLC and Tesoro SoCal Pipeline Company LLC.

10.13	Long Beach Pipeline Throughput Agreement (84/86 Pipelines), dated as of December 6, 2013, between the Operating Company and Tesoro Refining & Marketing Company LLC.

10.14	Carson Coke Handling Services Agreement, dated as of December 6, 2013, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.15	Amendment No. 2 to the Second Amended and Restated Omnibus Agreement, dated as of December 6, 2013, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP, and Tesoro Logistics GP, LLC.

10.16	Amended and Restated Schedules to the Second Amended and Restated Omnibus Agreement, dated as of December 6, 2013, among Tesoro Corporation, Tesoro Refining and Marketing Company, Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP, and Tesoro Logistics GP, LLC.

10.17	Amendment and Restatement of Schedules to the Amended and Restated Operational Services Agreement, dated as of December 6, 2013, among Tesoro Companies, Inc., Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC and Tesoro High Plains Pipeline Company LLC.

10.18	Amended and Restated Representation and Services Agreement for Oil Spill Contingency Planning, Response and Remediation, dated as of December 6, 2013, by and among Tesoro Companies, Inc., Tesoro Maritime Company, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company, Kenai Pipeline Company, Tesoro Alaska Pipeline Company, Carson Cogeneration Company, Tesoro Logistics Operations LLC, Tesoro High Plains Pipeline Company LLC, Tesoro Logistics Pipelines LLC, and Tesoro Logistics Northwest Pipeline LLC.

10.19	Lease Agreement, dated as of December 6, 2013, between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

99.1	Press release of the Partnership issued on December 6, 2013.

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